EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew R. Horvath, Chief Financial Officer and Treasurer, of Stoneridge, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of the Company for the year ended December 31, 2021 (the “Report”) which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MATTHEW R. HORVATH
Matthew R. Horvath Chief Financial Officer and Treasurer
February 28, 2022

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.